UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2008
Sucampo Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33609	13-3929237

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4520 East-West Highway, Suite 300 Bethesda, Maryland	20814

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
In connection with the appointment of Andrew J. Ferrara as a member of the registrant’s Board of Directors (the “Board”), as described in Item 5.02(d) below, the registrant entered into an indemnification agreement (the “Indemnification Agreement”) with Mr. Ferrara effective July 16, 2008. This Indemnification Agreement, among other things, provides that the registrant will indemnify Mr. Ferrara to the fullest extent permitted by law for claims arising in his capacity as a director of the registrant. The Indemnification Agreement also establishes the procedures that will apply in the event Mr. Ferrara makes a claim for indemnification. The Indemnification Agreement is substantially identical to agreements previously entered into between the registrant and its other directors.
A copy of the Indemnification Agreement is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, and the summary description of that agreement set forth above is qualified in its entirety by reference to the complete agreement as filed.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On July 16, 2008, the Board of Directors of the registrant appointed Andrew J. Ferrara to the Board of Directors. Mr. Ferrara was also named a member of the Board’s Compensation Committee.
In 1993, Mr. Ferrara founded Boston Healthcare Associates, Inc., a healthcare consulting company. He also has been involved in the development of a variety of public and private companies.
There are no arrangements or understandings between Mr. Ferrara and any other persons pursuant to which Mr. Ferrara was selected as a director. There are no transactions, or proposed transactions, during the last two years with the registrant to which Mr. Ferrara was or is to be a party, in which Mr. Ferrara, or any member of his immediate family, has a direct or indirect material interest.
The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02(d).
Item 7.01. Regulation FD Disclosure.
The press release issued in connection with the announcement of Mr. Ferrara’s appointment to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10.1	Indemnification Agreement, dated July 16, 2008, between the registrant and Andrew J. Ferrara.
The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:
99.1	Press Release issued by the registrant on July 22, 2008 announcing the appointment of Andrew J. Ferrara to the registrant’s Board of Directors.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.
Date: July 22, 2008	By:	/s/ MARIAM E. MORRIS
		Name:	Mariam E. Morris
		Title:	Chief Financial Officer